SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 18, 2013

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed by First Potomac Realty Trust (the “Company”) on May 20, 2013, certain wholly owned subsidiaries (collectively, the “Sellers”) of First Potomac Realty Investment Limited Partnership, the operating partnership of the Company, entered into two separate contracts to sell a total of 24 industrial properties (comprising the majority of the Company’s industrial portfolio), consisting of an aggregate of approximately 4.3 million square feet. The aggregate sales price under the contracts for the 24 industrial properties is $259.0 million.

As previously disclosed, on May 7, 2013, the Company completed the sale of I-66 Commerce Center, a 236,000 square foot industrial property in Haymarket, Virginia, to Corporate Office Properties Trust for $17.5 million in cash.

On June 18, 2013, the Company completed the sale of the remainder of the portfolio to BRE/Industrial Acquisition Holdings 1, L.L.C., an affiliate of Blackstone Real Estate Partners VII (“Blackstone”), for $241.5 million in cash. Prior to the closing of the transaction, the Sellers and Blackstone entered into an amendment to the purchase and sale agreement in order to facilitate a potential future tax-free exchange under Section 1031 of the Internal Revenue Code with respect to $28.6 million related to two of the industrial properties sold to Blackstone.

The following are the 23 properties that were sold to Blackstone:

Property	Region	Address	Square Feet
Georgia Pacific	Baltimore	4451 Georgia Pacific Boulevard	169,893
Navistar	Baltimore	4612 Navistar Drive	215,085
English Muffin	Baltimore	6900 English Muffin Way	165,598
Candlewood	Baltimore	7458 Candlewood Road	295,006
Glenn Dale	Greater Washington	7100 Holladay Tyler Road	314,923
Interstate Plaza	Greater Washington	5775 General Washington Drive	109,029
Culpeper	Greater Washington	13129 Airpark Road	149,888
Northridge	Richmond	10430-10444 Lakeridge Parkway	68,874
Northridge	Richmond	10446-10456 Lakeridge Parkway	70,472
Rivers Bend Center	Richmond	701 Liberty Way	123,200
Rivers Bend Center	Richmond	801 Liberty Way	171,092
Rivers Bend Center	Richmond	12730 Kingston Avenue	158,400
Rivers Bend Center	Richmond	13001 Kingston Avenue	40,043
Rivers Bend Center II	Richmond	500 HP Way	144,000
Rivers Bend Center II	Richmond	600 HP Way	158,408
Cavalier	Norfolk	1400 Cavalier Boulevard	299,983
Cavalier	Norfolk	3732 Cook Boulevard	94,325
Diamond Hill	Norfolk	1910 Campostella Road	153,800
Diamond Hill	Norfolk	1920 Campostella Road	216,050
Diamond Hill	Norfolk	1960 Diamond Hill Road	266,789
Diamond Hill	Norfolk	2115 Portlock Road	75,700
Enterprise Parkway	Norfolk	2000 Enterprise Parkway	402,022
Lucas Way	Norfolk	1000 Lucas Way / 514 Butler Farm Rd	182,323

Portfolio Total			4,044,903

The Company received net proceeds of approximately $205 million from the sale of the 24 industrial properties after the repayment of $43.1 million of mortgage and other indebtedness secured by the properties, including prepayment penalties associated therewith, and the payment of customary closing costs. The Company intends to use the net proceeds from the sales primarily to repay outstanding indebtedness, including amounts outstanding under its unsecured revolving credit facility. For tax planning purposes, the Company also plans to place approximately $28 million of the net proceeds with a qualified intermediary in order to facilitate a potential 1031 exchange in the event the Company identifies an acquisition opportunity.

The foregoing description of the purchase and sale agreement (the “Sale Agreement”), dated as of May 17, 2013, by and among the Sellers and Blackstone is not complete and is subject to and qualified in its entirety by reference to the Sale Agreement, a copy of which was previously filed as Exhibit 10.1 to this Current Report on Form 8-K filed on May 20, 2013. A copy of the First Amendment to the Sale Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2013.

In connection with the completion of the sale of the industrial properties, the Company is hereby filing, as Exhibit 99.1 hereto, an unaudited pro forma consolidated balance sheet of the Company as of March 31, 2013, and unaudited pro forma consolidated statements of operations for the three months ended March 31, 2013, and for each of the fiscal years ended December 31, 2012, 2011, and 2010. Exhibit 99.1 is hereby incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On June 18, 2013, the Company issued a press release announcing the completion of the sale of the 23 industrial properties to Blackstone. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that the Company may make, contain forward-looking statements, including, without limitation, statements regarding the use of proceeds from the sale of the Company’s industrial properties, within the meaning of the federal securities laws. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Risk Factors” in Part I, Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. We have no duty to, and do not intend to, update or revise the forward-looking statements in this discussion after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information. The following pro forma financial information reflecting the transactions described above is filed as Exhibit 99.1 to this Current Report on Form 8-K.

•	The Company’s Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2013.

•	The Company’s Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2013.

•	The Company’s Unaudited Pro Forma Consolidated Statements of Operations for the Years Ended December 31, 2012, 2011 and 2010.

•	Notes to Pro Forma Consolidated Financial Statements.

(d) Exhibits. The following exhibits are being filed, or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial statements of First Potomac Realty Trust.

99.2	Press Release dated June 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

June 21, 2013	/s/ Andrew P. Blocher
Andrew P. Blocher Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial statements of First Potomac Realty Trust.

99.2	Press Release dated June 18, 2013.